Exhibit 99.5
UNAUDITED PRO FORMA CONSOLIDATED HISTORICAL INFORMATION
On February 9, 2010, Cablevision Systems Corporation (“Cablevision”) and CSC Holdings, LLC (“CSC Holdings”) (collectively, the “Company”) completed the spin-off of its Madison Square Garden business segment through a tax-free distribution to its shareholders (the “Distribution”). On January 12, 2010, Madison Square Garden, Inc. (“MSG, Inc.”) acquired the subsidiaries of Cablevision which own, directly and indirectly, all of the interests in Madison Square Garden, L.P. Subsequent to the Distribution, the Company will no longer consolidate the financial results of MSG, Inc. for the purpose of its own financial reporting. After the date of Distribution, the historical financial results of MSG, Inc. will be reflected in the Company’s consolidated financial statements as discontinued operations for all periods presented through the Distribution date, beginning with the financial statements to be filed for the quarter ending March 31, 2010.
The accompanying unaudited pro forma condensed consolidated balance sheets of Cablevision and CSC Holdings as of September 30, 2009 are presented as if the Distribution had occurred on September 30, 2009. The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2009 and 2008 and the unaudited pro forma consolidated statements of operations for the years ended December 31, 2008, 2007 and 2006 are presented as if the Distribution had occurred on January 1, 2006.
Effective January 1, 2010, a new long-term affiliation agreement was entered into between Cablevision and the MSG networks. This new long-term affiliation agreement will result in estimated incremental programming costs to the Company of approximately $30 million for 2010, as compared to the amount of programming costs expected to be recognized by the Company pursuant to the Company’s arrangement with the MSG networks for 2009, and other additional consideration. Such incremental programming costs have not been reflected in the unaudited pro forma combined financial information presented herein. This new affiliation agreement will provide for the carriage of the MSG and MSG Plus programming services on Cablevision’s cable systems in the tri-state area. This agreement will have a term of ten years, obligates the Company to carry such program services on its cable systems and provides for the payment by the Company to the MSG networks of a per subscriber license fee, which fee is increased each year during the term of the agreement.
The accompanying unaudited pro forma financial information reflects all adjustments that, in the opinion of management, are necessary to present fairly the pro forma results of operations and financial position of the Company as of and for the periods indicated. In management’s opinion, these pro forma adjustments have been developed on a reasonable and rational basis, however, the retrospectively adjusted results of operations and financial position for the indicated periods when reported in the Company’s post-distribution periodic reports will differ from the pro forma financial information presented herein. The accompanying unaudited pro forma consolidated financial information is presented for illustrative and informational purposes only and is not intended to represent or be indicative of the financial condition or results of operations that would have actually occurred had the Distribution taken place during the periods presented or for the full year ended December 31, 2009. In addition, the accompanying unaudited pro forma financial information does not reflect actions that may be undertaken by the Company after the Distribution. The unaudited pro forma financial information should be read in conjunction with the notes thereto and “Management’s Discussion and Analysis of the Results of Operations and Financial Condition” and with the historical consolidated financial statements and accompanying notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2008 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2009.
In connection with the Distribution, and as provided for in the Company’s equity plans, each stock option and stock appreciation right (“SAR”) outstanding at the effective date of the Distribution will become two options and SARs, one with respect to Cablevision NY Group Class A Common Stock and one with respect to MSG, Inc. Class A Common Stock. The existing exercise price of each option/SAR will be allocated between the existing Cablevision option/SAR and the MSG, Inc. option/SAR based on the weighted average trading price of MSG, Inc.’s and Cablevision’s common shares for the ten trading days subsequent to the Distribution and the underlying share amount will take into account the 1:4 Distribution ratio. The modifications to the outstanding equity awards will be made pursuant to existing anti-dilution provisions in the Company’s equity plans and such modifications could result in additional compensation expense since the adjustments are not being calculated on the basis of the closing share prices of MSG, Inc. and Cablevision on the Distribution date. No adjustment for such modifications has been reflected in the accompanying unaudited pro forma consolidated statements of operations.
The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma condensed consolidated balance sheets and the unaudited pro forma consolidated statements of operations:
Historical
This column reflects Cablevision’s and CSC Holdings’ respective historical financial positions as of September 30, 2009 and respective historical results of operations for the nine months ended September 30, 2009 and 2008, and for the three years ended December 31, 2008, 2007 and 2006, prior to any adjustment for the Distribution and the pro forma adjustments described under the headings “Distribution of MSG, Inc.” and “Other Adjustments” discussed below. Also, the amounts presented under this column heading have been retrospectively adjusted to reflect the adoption, on January 1, 2009, of accounting guidance related to the accounting for noncontrolling interests.
Distribution of MSG, Inc.
This column reflects MSG Inc.’s historical financial position as of September 30, 2009 and its historical operating results for the nine months ended September 30, 2009 and 2008 and for the years ended December 31, 2008, 2007 and 2006, prior to the pro forma adjustments described under the heading “Other Adjustments” below.
Other Adjustments
This column represents pro forma adjustments for transactions between the Company and MSG, Inc. that were previously eliminated in consolidation and will no longer be eliminated subsequent to the Distribution or that arise as a direct result of the Distribution. These adjustments are more fully described in the notes to the accompanying unaudited pro forma consolidated financial information.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2009
(Unaudited)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
ASSETS

Current Assets:

Cash and cash equivalents	$336,571	$(72,667)	$(2,700)	(4)	$261,204
Restricted cash	13,769	(13,769)	—		—
Accounts receivable, trade (less allowance for doubtful accounts)	557,679	(95,925)			461,754
Advances to affiliates	—	(20,639)	33,579	(2)	12,940
Prepaid expenses and other current assets	221,745	(85,630)	—		136,115
Program rights, net	183,196	(3,590)	—		179,606
Deferred tax asset	445,472	—	(4,523)	(7)	440,949
Investment securities pledged as collateral	181,378	—	—		181,378
Derivative contracts	68,037	—	—		68,037

Total current assets	2,007,847	(292,220)	26,356		1,741,983

Property, plant and equipment, net of accumulated depreciation	3,324,566	(330,725)	—		2,993,841
Notes and other receivables	36,715	(200,858)	190,000	(8)	25,857
Investment securities pledged as collateral	181,378	—	—		181,378
Derivative contracts	3,136	—	—		3,136
Other assets	995,083	(73,975)	—		921,108
Deferred tax asset	—	—	68,207	(7)	68,207
Program rights, net	498,082	(3,471)	—		494,611
Deferred carriage fees, net	101,190	(4,274)	—		96,916
Affiliation, broadcast and other agreements, net of accumulated amortization	519,954	(85,115)	—		434,839
Other amortizable intangible assets, net of accumulated amortization	208,029	(67,509)	—		140,520
Indefinite-lived cable television franchises	731,848	—	—		731,848
Other indefinite-lived intangible assets	251,008	(158,096)	—		92,912
Goodwill	1,100,702	(742,492)	—		358,210
Deferred financing and other costs, net of accumulated amortization	168,460	(49,084)	—		119,376

	$10,127,998	$(2,007,819)	$284,563		$8,404,742

See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2009
(Unaudited)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
LIABILITIES AND TOTAL DEFICIENCY

Current Liabilities:

Current Liabilities:
Accounts payable	$362,451	$(4,101)	$—		$358,350
Accrued liabilities	820,704	(133,682)	7,300	(5)	692,922
			(1,400)	(6)
Accounts payable to affiliates	74	(12,940)	33,579	(2)	20,713
Deferred revenue	230,294	(163,141)	—		67,153
Program rights obligations	126,852	(2,208)	—		124,644
Liabilities under derivative contracts	19,405	—	—		19,405
Bank debt	310,000	—	—		310,000
Collateralized indebtedness	244,161	—	—		244,161
Capital lease obligations	5,581	—	—		5,581
Notes payable to affiliate	—	—	190,000	(8)	190,000
Senior notes and debentures	—	—	—		—

Total current liabilities	2,119,522	(316,072)	229,479		2,032,929

Deferred revenue	14,951	—	—		14,951
Program rights obligations	314,021	—	—		314,021
Liabilities under derivative contracts	227,808	—	—		227,808
Other liabilities	414,987	(134,279)	(2,100)	(3)	280,008
			(3,300)	(4)
			4,700	(5)
Deferred tax liability	418,247	—	(418,247)	(7)	—
Bank debt	5,031,250	—	—		5,031,250
Collateralized indebtedness	157,864	—	—		157,864
Capital lease obligations	52,267	—	—		52,267
Senior notes and debentures	6,246,689	—	—		6,246,689
Senior subordinated notes	323,754	—	—		323,754

Total liabilities	15,321,360	(450,351)	(189,468)		14,681,541

Commitments and contingencies

Redeemable noncontrolling interests	11,371	—	—		11,371

Total deficiency	(5,204,733)	(1,557,468)	2,100	(3)	(6,288,170)
			600	(4)
			(12,000)	(5)
			1,400	(6)
			481,931	(7)

	(5,204,733)	(1,557,468)	474,031		(6,288,170)

	$10,127,998	$(2,007,819)	$284,563		$8,404,742

See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2009
(Unaudited)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
ASSETS

Current Assets:

Cash and cash equivalents	$296,141	$(72,667)	$(2,700)	(4)	$220,774
Restricted cash	13,769	(13,769)	—		—
Accounts receivable, trade (less allowance for doubtful accounts)	557,679	(95,925)	—		461,754
Prepaid expenses and other current assets	221,708	(85,630)	—		136,078
Program rights, net	183,196	(3,590)	—		179,606
Deferred tax asset	386,904	—	(4,523)	(7)	382,381
Advances to affiliates	528,271	(20,639)	33,579	(2)	541,211
Investment securities pledged as collateral	181,378	—	—		181,378
Derivative contracts	68,037	—	—		68,037

Total current assets	2,437,083	(292,220)	26,356		2,171,219

Property, plant and equipment, net of accumulated depreciation	3,324,566	(330,725)	—		2,993,841
Notes and other receivables	36,715	(200,858)	190,000	(8)	25,857
Investment securities pledged as collateral	181,378	—	—		181,378
Derivative contracts	3,136	—	—		3,136
Other assets	125,483	(73,975)	—		51,508
Program rights, net	498,082	(3,471)	—		494,611
Deferred carriage fees, net	101,190	(4,274)	—		96,916
Affiliation, broadcast and other agreements, net of accumulated amortization	519,954	(85,115)	—		434,839
Other amortizable intangible assets, net of accumulated amortization	208,029	(67,509)	—		140,520
Indefinite-lived cable television franchises	731,848	—	—		731,848
Other indefinite-lived intangible assets	251,008	(158,096)	—		92,912
Goodwill	1,100,702	(742,492)	—		358,210
Deferred financing and other costs, net of accumulated amortization	142,862	(49,084)	—		93,778

	$9,662,036	$(2,007,819)	$216,356		$7,870,573

See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2009
(Unaudited)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
LIABILITIES AND TOTAL DEFICIENCY

Current Liabilities:

Current Liabilities:
Accounts payable	$362,451	$(4,101)	$—		$358,350
Accrued liabilities	773,629	(133,682)	7,300	(5)	645,847
			(1,400)	(6)
Accounts payable to affiliates	74	(12,940)	33,579	(2)	20,713
Deferred revenue	230,294	(163,141)	—		67,153
Program rights obligations	126,852	(2,208)	—		124,644
Liabilities under derivative contracts	19,405	—	—		19,405
Bank debt	310,000	—	—		310,000
Collateralized indebtedness	244,161	—	—		244,161
Capital lease obligations	5,581	—	—		5,581
Notes payable to affiliate	—	—	190,000	(8)	190,000
Senior notes and debentures	—	—	—		—

Total current liabilities	2,072,447	(316,072)	229,479		1,985,854

Deferred revenue	14,951	—	—		14,951
Program rights obligations	314,021	—	—		314,021
Liabilities under derivative contracts	227,808	—	—		227,808
Other liabilities	412,409	(134,279)	(2,100)	(3)	277,430
			(3,300)	(4)
			4,700	(5)
Deferred tax liability	653,561	—	(486,454)	(7)	167,107
Bank debt	5,031,250	—	—		5,031,250
Collateralized indebtedness	157,864	—	—		157,864
Capital lease obligations	52,267	—	—		52,267
Senior notes and debentures	4,359,279	—	—		4,359,279
Senior subordinated notes	323,754	—	—		323,754

Total liabilities	13,619,611	(450,351)	(257,675)		12,911,585

Commitments and contingencies

Redeemable noncontrolling interests	11,371	—	—		11,371

Total deficiency	(3,968,946)	(1,557,468)	2,100	(3)	(5,052,383)
			600	(4)
			(12,000)	(5)
			1,400	(6)
			481,931	(7)

	(3,968,946)	(1,557,468)	474,031		(5,052,383)

	$9,662,036	$(2,007,819)	$216,356		$7,870,573

See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

Note A — Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2009
(1)	As a result of the Distribution, shares of MSG, Inc. were distributed to Cablevision’s shareholders. This adjustment reflects the elimination of the historical combined assets and liabilities of MSG, Inc. (including intercompany amounts that were historically eliminated in consolidation) from the Company’s consolidated balance sheets as of September 30, 2009.

(2)	The Company had normal recurring intercompany transactions between certain of its consolidated subsidiaries and MSG, Inc. that were historically eliminated in consolidation. As a result of the Distribution, these amounts will no longer be eliminated in consolidation, but rather will be presented as advances to affiliates and accounts payable to affiliates. This adjustment represents the reversal of the historical elimination entry.

(3)	Represents the reduction of the liability recorded in “Other liabilities” and a corresponding reduction to “Total deficiency” for the unrecognized actuarial losses of approximately $2,100 associated with MSG employees who participated in the Cablevision cash balance pension plan, a qualified plan, which will be transferred to MSG, Inc. under a newly created MSG, Inc. cash balance pension plan after the Distribution.

(4)	Represents the combined effect at the time of the Distribution of (a) the transfer of cash, recorded as a reduction to “Cash and cash equivalents” and the reduction of a liability, recorded in “Other liabilities” of approximately $2,700, resulting from the transfer from the Company to MSG, Inc. for MSG, Inc. employees’ participant accounts formerly in the Company’s excess cash balance pension plan, to a newly created MSG, Inc. excess cash balance pension plan and (b) the reduction of an additional liability of $600, recorded in “Other liabilities” and a corresponding reduction to “Total deficiency” for unrecognized actuarial losses associated with these participant accounts.

(5)	Represents at the Distribution date, the assumption of certain accrued liabilities of approximately $12,000, ($7,300 of which was recorded in current “Accrued liabilities” and $4,700 of which was recorded in non-current “Other liabilities”), and the recording of an offsetting deemed capital distribution recorded in “Total deficiency,” resulting from the full assumption of this liability by Cablevision. This liability reflects costs historically allocated to MSG Inc. by the Company for certain Cablevision corporate employees’ participation in certain long-term incentive plans. Subsequent to the Distribution, Cablevision will be solely responsible for the settlement of such amounts.

(6)	Represents the fair value of the obligation held by a subsidiary of the Company prior to the Distribution date (approximately $1,400) which will be assumed by and transferred to MSG, Inc. relating to MSG, Inc. employees who have outstanding Cablevision SARs and which will be recorded as a reduction to “Accrued liabilities” with a corresponding reduction to “Total deficiency.” Subsequent to the Distribution, MSG, Inc. will be solely responsible for settling these obligations upon MSG, Inc. employee SAR exercises.

(7)	Represents the pro forma adjustments made pursuant to the Distribution of the stock of MSG, Inc. to the Company’s shareholders. These adjustments include: (i) elimination of the net deferred tax liability of $491,628 relating to the outside basis difference with regard to the Company’s investment in Madison Square Garden L.P., (ii) the elimination of a deferred tax asset of $4,523 relating to transaction costs incurred by the Company, (iii) a decrease in the net deferred tax liability of $596 to re-measure deferred tax assets and liabilities using a lower estimated combined tax rate as a result of the Distribution and (iv) a decrease of $7,885 in deferred tax assets for certain state tax loss carry forwards to reflect a revised estimate of the apportionment in certain jurisdictions. The pro forma adjustments also include an increase in deferred tax assets of $2,115 resulting from the pro forma adjustments described in Notes 1-6 above.

(8)	A subsidiary of the Company historically had outstanding non-interest bearing advances due to a subsidiary of MSG, Inc. Effective January 28, 2010, the terms of these advances were changed to provide for a maturity date of no later than June 30, 2010 (with prepayment at the Company’s option) and for the payment of cash interest at a fixed rate equal to the prime rate on that date (3.25%). The pro forma information does not include any adjustments for interest expense on these advances.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(UNAUDITED)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
Revenues, net	$5,628,312	$(650,418)	$101,820	(2)	$5,079,714

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,390,225	(400,826)	99,035	(2)	2,088,434
Selling, general and administrative	1,395,777	(200,210)	2,785	(2)	1,211,457
			24,232	(3)
			(11,127)	(4)
Restructuring charges	5,690	—	—		5,690
Depreciation and amortization (including impairments)	818,935	(45,973)	—		772,962

	4,610,627	(647,009)	114,925		4,078,543

Operating income	1,017,685	(3,409)	(13,105)		1,001,171

Other income (expense):
Interest expense	(568,222)	3,032	—		(565,190)
Interest income	5,487	(2,101)	—		3,386
Loss on investments, net	(349)	—	—		(349)
Loss on equity derivative contracts, net	(1,095)	—	—		(1,095)
Loss on interest rate swap contracts, net	(63,975)	—	—		(63,975)
Write-off of deferred financing costs	(549)	—	—		(549)
Loss on extinguishment of debt	(21,495)	—	—		(21,495)
Miscellaneous, net	4,243	(2,000)	—		2,243

	(645,955)	(1,069)	—		(647,024)

Income (loss) from continuing operations before income taxes	371,730	(4,478)	(13,105)		354,147
Income tax benefit (expense)	(165,036)	888	7,015	(5)	(157,133)

Income (loss) from continuing operations	206,694	(3,590)	(6,090)		197,014
Net loss attributable to noncontrolling interests	491	—	—		491

Income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	$207,185	$(3,590)	$(6,090)		$197,505

Pro forma basic income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.71				$0.68

Pro forma diluted income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.70				$0.66

Pro forma basic weighted average common shares (in thousands)	291,418				291,418

Pro forma diluted weighted average common shares (in thousands)	297,418				297,418

See Note B of Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008
(UNAUDITED)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
Revenues, net	$5,186,344	$(645,400)	$99,166	(2)	$4,640,110

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,243,920	(418,054)	94,453	(2)	1,920,319
Selling, general and administrative	1,288,896	(201,306)	4,713	(2)	1,115,214
			22,911	(3)
Restructuring credits	(1,247)	—	—		(1,247)
Depreciation and amortization (including impairments)	826,155	(49,622)	—		776,533

	4,357,724	(668,982)	122,077		3,810,819

Operating income (loss)	828,620	23,582	(22,911)		829,291

Other income (expense):
Interest expense	(594,750)	2,193	—		(592,557)
Interest income	12,023	(4,244)	—		7,779
Loss on investments, net	(75,811)	—	—		(75,811)
Gain on equity derivative contracts, net	62,490	—	—		62,490
Loss on interest rate swap contracts, net	(21,942)	—	—		(21,942)
Loss on extinguishment of debt	(2,424)	—	—		(2,424)
Miscellaneous, net	1,636	—	—		1,636

	(618,778)	(2,051)	—		(620,829)

Income (loss) from continuing operations before income taxes	209,842	21,531	(22,911)		208,462
Income tax benefit (expense)	(112,844)	655	4,226	(5)	(107,963)

Income (loss) from continuing operations	96,998	22,186	(18,685)		100,499
Net income attributable to noncontrolling interests	(963)	—	—		(963)

Income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	$96,035	$22,186	$(18,685)		$99,536

Pro forma basic income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.33				$0.34

Pro forma diluted income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.33				$0.34

Pro forma basic weighted average common shares (in thousands)	290,150				290,150

Pro forma diluted weighted average common shares (in thousands)	294,995				294,995

See Note B of Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
(UNAUDITED)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
Revenues, net	$7,230,116	$(1,042,958)	$132,694	(2)	$6,319,852

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	3,244,369	(724,466)	125,928	(2)	2,645,831
Selling, general and administrative	1,739,202	(270,234)	6,766	(2)	1,504,862
			29,128	(3)
Restructuring charges	49,883	—	—		49,883
Depreciation and amortization (including impairments)	1,507,809	(66,277)	—		1,441,532

	6,541,263	(1,060,977)	161,822		5,642,108

Operating income (loss)	688,853	18,019	(29,128)		677,744

Other income (expense):
Interest expense	(796,930)	3,274	—		(793,656)
Interest income	14,056	(5,193)	—		8,863
Gain on sale of programming and affiliate interests, net	805	—	—		805
Loss on investments, net	(136,414)	—	—		(136,414)
Gain on equity derivative contracts, net	118,219	—	—		118,219
Loss on interest rate swap contracts, net	(205,683)	—	—		(205,683)
Write-off of deferred financing costs	—	—	—		—
Loss on extinguishment of debt	(2,424)	—	—		(2,424)
Miscellaneous, net	1,264	—	—		1,264

	(1,007,107)	(1,919)	—		(1,009,026)

Income (loss) from continuing operations before income taxes	(318,254)	16,100	(29,128)		(331,282)
Income tax benefit (expense)	83,028	(450)	6,235	(5)	88,813

Income (loss) from continuing operations	(235,226)	15,650	(22,893)		(242,469)
Net loss attributable to noncontrolling interests	8,108	—	—		8,108

Income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	$(227,118)	$15,650	$(22,893)		$(234,361)

Pro forma basic loss from continuing operations attributable to Cablevision Systems Corporation shareholders	$(0.78)				$(0.81)

Pro forma diluted loss from continuing operations attributable to Cablevision Systems Corporation shareholders	$(0.78)				$(0.81)

Pro forma basic weighted average common shares (in thousands)	290,286				290,286

Pro forma diluted weighted average common shares (in thousands)	290,286				290,286

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007
(UNAUDITED)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
Revenues, net	$6,484,481	$(1,002,182)	$116,136	(2)	$5,598,435

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,891,581	(634,932)	109,570	(2)	2,366,219
Selling, general and administrative	1,558,728	(243,196)	6,566	(2)	1,353,661
			31,563	(3)
Restructuring charges (credits)	4,733	(221)	—		4,512
Depreciation and amortization (including impairments)	1,118,888	(62,399)	—		1,056,489

	5,573,930	(940,748)	147,699		4,780,881

Operating income (loss)	910,551	(61,434)	(31,563)		817,554

Other income (expense):
Interest expense	(940,852)	3,610	—		(937,242)
Interest income	40,154	(15,217)	—		24,937
Equity in net income of affiliate interests	4,377	90	—		4,467
Gain on sale of programming and affiliate interests, net	183,286	—	—		183,286
Gain (loss) on investments, net	(214,257)	910	—		(213,347)
Gain on equity derivative contracts, net	214,712	—	—		214,712
Loss on interest rate swap contracts, net	(76,568)	—	—		(76,568)
Write-off of deferred financing costs	(2,919)	—	—		(2,919)
Loss on extinguishment of debt	(19,113)	—	—		(19,113)
Miscellaneous, net	2,636		—		2,636

	(808,544)	(10,607)	—		(819,151)

Income (loss) from continuing operations before income taxes	102,007	(72,041)	(31,563)		(1,597)
Income tax benefit (expense)	(78,967)	(1,482)	49,688	(5)	(30,761)

Income (loss) from continuing operations	23,040	(73,523)	18,125		(32,358)
Net loss attributable to noncontrolling interests	321	—	—		321

Income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	$23,361	$(73,523)	$18,125		$(32,037)

Pro forma basic income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.08				$(0.11)

Pro forma diluted income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	0.08				$(0.11)

Pro forma basic weighted average common shares (in thousands)	288,271				288,271

Pro forma diluted weighted average common shares (in thousands)	294,604				288,271

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(UNAUDITED)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
Revenues, net	$5,828,493	$(905,196)	$101,756	(2)	$5,025,053

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,652,030	(636,914)	99,732	(2)	2,114,848
Selling, general and administrative	1,471,348	(222,962)	2,024	(2)	1,283,817
			33,407	(3)
Restructuring credits	(3,484)	(143)	—		(3,627)
Depreciation and amortization (including impairments)	1,119,829	(65,171)	—		1,054,658

	5,239,723	(925,190)	135,163		4,449,696

Operating income (loss)	588,770	19,994	(33,407)		575,357

Other income (expense):
Interest expense	(928,202)	5,019	—		(923,183)
Interest income	36,528	(11,231)	—		25,297
Equity in net income of affiliate interests	6,698	—	—		6,698
Gain on investments, net	290,052	250	—		290,302
Loss on equity derivative contracts, net	(214,352)	—	—		(214,352)
Loss on interest rate swap contracts, net	(39,360)	—	—		(39,360)
Write-off of deferred financing costs	(14,083)	—	—		(14,083)
Loss on extinguishment of debt	(13,125)	—	—		(13,125)
Miscellaneous, net	2,845	—	—		2,845

	(872,999)	(5,962)	—		(878,961)

Income (loss) from continuing operations before income taxes	(284,229)	14,032	(33,407)		(303,604)
Income tax benefit	140,512	1,530	6,140	(5)	148,182

Income (loss) from continuing operations	(143,717)	15,562	(27,267)		(155,422)
Net loss attributable to noncontrolling interests	1,614	—	—		1,614

Income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	$(142,103)	$15,562	$(27,267)		$(153,808)

Pro forma basic loss from continuing operations attributable to Cablevision Systems Corporation shareholders	$(0.50)				$(0.54)

Pro forma diluted loss from continuing operations attributable to Cablevision Systems Corporation shareholders	$(0.50)				$(0.54)

Pro forma basic weighted average common shares (in thousands)	283,627				283,627

Pro forma diluted weighted average common shares (in thousands)	283,627				283,627

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(UNAUDITED)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
Revenues, net	$5,628,312	$(650,418)	$101,820	(2)	$5,079,714

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,390,225	(400,826)	99,035	(2)	2,088,434
Selling, general and administrative	1,395,777	(200,210)	2,785	(2)	1,211,457
			24,232	(3)
			(11,127)	(4)
Restructuring charges	5,690	—	—		5,690
Depreciation and amortization (including impairments)	818,935	(45,973)	—		772,962

	4,610,627	(647,009)	114,925		4,078,543

Operating income (loss)	1,017,685	(3,409)	(13,105)		1,001,171

Other income (expense):
Interest expense	(494,867)	3,032	—		(491,835)
Interest income	52,357	(2,101)	—		50,256
Loss on investments, net	(349)	—	—		(349)
Loss on equity derivative contracts, net	(1,095)	—	—		(1,095)
Loss on interest rate swap contracts, net	(63,975)	—	—		(63,975)
Write-off of deferred financing costs	(477)	—	—		(477)
Loss on extinguishment of debt	(20,980)	—	—		(20,980)
Miscellaneous, net	4,243	(2,000)	—		2,243

	(525,143)	(1,069)	—		(526,212)

Income (loss) from continuing operations before income taxes	492,542	(4,478)	(13,105)		474,959
Income tax benefit (expense)	(212,488)	888	7,057	(5)	(204,543)

Income (loss) from continuing operations	280,054	(3,590)	(6,048)		270,416
Net loss attributable to noncontrolling interests	491	—	—		491

Income (loss) from continuing operations attributable to CSC Holdings, LLC sole member	$280,545	$(3,590)	$(6,048)		$270,907

See Note B of Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008
(UNAUDITED)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
Revenues, net	$5,186,344	$(645,400)	$99,166	(2)	$4,640,110

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,243,920	(418,054)	94,453	(2)	1,920,319
Selling, general and administrative	1,288,896	(201,306)	4,713	(2)	1,115,214
			22,911	(3)
Restructuring credits	(1,247)	—	—		(1,247)
Depreciation and amortization (including impairments)	826,155	(49,622)	—		776,533

	4,357,724	(668,982)	122,077		3,810,819

Operating income (loss)	828,620	23,582	(22,911)		829,291

Other income (expense):
Interest expense	(500,802)	2,193	—		(498,609)
Interest income	22,158	(4,244)	—		17,914
Loss on investments, net	(75,811)	—	—		(75,811)
Gain on equity derivative contracts, net	62,490	—	—		62,490
Loss on interest rate swap contracts, net	(21,942)	—	—		(21,942)
Write-off of deferred financing costs	—	—	—		—
Loss on extinguishment of debt	(2,424)	—	—		(2,424)
Miscellaneous, net	1,636	—	—		1,636

	(514,695)	(2,051)	—		(516,746)

Income (loss) from continuing operations before income taxes	313,925	21,531	(22,911)		312,545
Income tax benefit (expense)	(156,043)	571	4,887	(5)	(150,585)

Income (loss) from continuing operations	157,882	22,102	(18,024)		161,960
Net income attributable to noncontrolling interests	(963)	—	—		(963)

Income (loss) from continuing operations attributable to CSC Holdings, LLC sole member	$156,919	$22,102	$(18,024)		$160,997

See Note B of Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
(UNAUDITED)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
Revenues, net	$7,230,116	$(1,042,958)	$132,694	(2)	$6,319,852

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	3,244,369	(724,466)	125,928	(2)	2,645,831
Selling, general and administrative	1,739,202	(270,234)	6,766	(2)	1,504,862
			29,128	(3)
Restructuring charges	49,883	—	—		49,883
Depreciation and amortization (including impairments)	1,507,809	(66,277)	—		1,441,532

	6,541,263	(1,060,977)	161,822		5,642,108

Operating income (loss)	688,853	18,019	(29,128)		677,744

Other income (expense):
Interest expense	(671,056)	3,274	—		(667,782)
Interest income	39,620	(5,193)	—		34,427
Gain on sale of programming and affiliate interests, net	805	—	—		805
Loss on investments, net	(136,414)	—	—		(136,414)
Gain on equity derivative contracts, net	118,219	—	—		118,219
Loss on interest rate swap contracts, net	(205,683)	—	—		(205,683)
Write-off of deferred financing costs	—	—	—		—
Loss on extinguishment of debt	(2,424)	—	—		(2,424)
Miscellaneous, net	1,260	—	—		1,260

	(855,673)	(1,919)	—		(857,592)

Income (loss) from continuing operations before income taxes	(166,820)	16,100	(29,128)		(179,848)
Income tax benefit (expense)	23,383	(450)	7,219	(5)	30,152

Income (loss) from continuing operations	(143,437)	15,650	(21,909)		(149,696)
Net loss attributable to noncontrolling interests	8,108	—	—		8,108

Income (loss) from continuing operations attributable to CSC Holdings, LLC sole member	$(135,329)	$15,650	$(21,909)		$(141,588)

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007
(UNAUDITED)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
Revenues, net	$6,484,481	$(1,002,182)	$116,136	(2)	$5,598,435

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,891,581	(634,932)	109,570	(2)	2,366,219
Selling, general and administrative	1,558,728	(243,196)	6,566	(2)	1,353,661
			31,563	(3)
Restructuring charges (credits)	4,733	(221)	—		4,512
Depreciation and amortization (including impairments)	1,118,888	(62,399)	—		1,056,489

	5,573,930	(940,748)	147,699		4,780,881

Operating income (loss)	910,551	(61,434)	(31,563)		817,554

Other income (expense):
Interest expense	(806,406)	3,610	—		(802,796)
Interest income	36,701	(15,217)	—		21,484
Equity in net income of affiliate interests	4,377	90	—		4,467
Gain on sale of programming and affiliate interests, net	183,286	—	—		183,286
Gain (loss) on investments, net	(214,257)	910	—		(213,347)
Gain on equity derivative contracts, net	214,712	—	—		214,712
Loss on interest rate swap contracts, net	(76,568)	—	—		(76,568)
Write-off of deferred financing costs	(2,919)	—	—		(2,919)
Loss on extinguishment of debt	(19,113)	—	—		(19,113)
Miscellaneous, net	2,636		—		2,636

	(677,551)	(10,607)	—		(688,158)

Income (loss) from continuing operations before income taxes	233,000	(72,041)	(31,563)		129,396
Income tax benefit (expense)	(134,415)	(1,482)	50,592	(5)	(85,305)

Income (loss) from continuing operations	98,585	(73,523)	19,029		44,091
Net loss attributable to noncontrolling interests	321	—	—		321

Income (loss) from continuing operations attributable to CSC Holdings, LLC sole member	$98,906	$(73,523)	$19,029		$44,412

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(UNAUDITED)

		Distribution of	Other
	Historical	MSG, Inc. (1)	Adjustments		Pro forma
Revenues, net	$5,828,493	$(905,196)	$101,756	(2)	$5,025,053

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,652,030	(636,914)	99,732	(2)	2,114,848
Selling, general and administrative	1,471,348	(222,962)	2,024	(2)	1,283,817
			33,407	(3)
Restructuring credits	(3,484)	(143)	—		(3,627)
Depreciation and amortization (including impairments)	1,119,829	(65,171)	—		1,054,658

	5,239,723	(925,190)	135,163		4,449,696

Operating income (loss)	588,770	19,994	(33,407)		575,357

Other income (expense):
Interest expense	(795,418)	5,019	—		(790,399)
Interest income	32,570	(11,231)	—		21,339
Equity in net income of affiliate interests	6,698	—	—		6,698
Gain on investments, net	290,052	250	—		290,302
Loss on equity derivative contracts, net	(214,352)	—	—		(214,352)
Loss on interest rate swap contracts, net	(39,360)	—	—		(39,360)
Write-off of deferred financing costs	(14,083)	—	—		(14,083)
Loss on extinguishment of debt	(13,125)	—	—		(13,125)
Miscellaneous, net	2,845		—		2,845

	(744,173)	(5,962)	—		(750,135)

Income (loss) from continuing operations before income taxes	(155,403)	14,032	(33,407)		(174,778)
Income tax benefit	87,681	1,530	7,145	(5)	96,356

Income (loss) from continuing operations	(67,722)	15,562	(26,262)		(78,422)
Net loss attributable to noncontrolling interests	1,614	—	—		1,614

Income (loss) from continuing operations attributable to CSC Holdings, LLC sole member	$(66,108)	$15,562	$(26,262)		$(76,808)

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

Note B — Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2009 and 2008 and Consolidated Statements of Operations for the Years Ended December 31, 2008, 2007 and 2006

(1)	Represents the unaudited results of operations for the nine months ended September 30, 2009 and 2008 and operating results for the years ended December 31, 2008, 2007 and 2006 of MSG, Inc. including intercompany amounts that were historically eliminated in consolidation.

(2)	The Company had normal recurring intercompany transactions between certain of its consolidated subsidiaries and MSG, Inc. that were historically eliminated in consolidation. Subsequent to the Distribution, these amounts will no longer be eliminated in consolidation.

(3)	Represents the actual corporate overhead and costs related to Cablevision corporate employees’ participation in certain long-term incentive plans and employee stock-based compensation plans historically charged to MSG, Inc. which will remain with the Company after the Distribution.

(4)	Represents costs directly related to the Distribution that will be reclassified to discontinued operations subsequent to the Distribution date.

(5)	Represents the elimination of the portion of reported income tax expense (benefit) attributable to MSG, Inc. and an adjustment to eliminate the impact of MSG, Inc. on the Company’s effective tax rate.